UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                           AMENDMENT TO CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 14, 2003

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

          Maryland            Commission File Number:          95-2635431
          --------                                             ----------
(State or other jurisdiction         1-8383                (I.R.S. Employer
      of incorporation)                                     Identification)


                10050 Bandley Drive, Cupertino, California 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)




--------------------------------------------------------------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

(a) The following  information is being furnished by the Company as required for
Item 12(a) of this report and shall not be deemed to be "filed" for  purposes of
Section 18 of the Securities Exchange Act of 1934:

On July 14, 2003, the Company issued a press release announcing its earnings results for the quarter ended June 30, 2003. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 12(a) of this report.


























                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MISSION WEST PROPERTIES, INC.

           Date: July 14, 2003          By: /s/ Wayne N. Pham
                                        -----------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

Exhibit 99.1


                                  Press Release

For Immediate News Release
July 14, 2003


  Mission West Properties, Inc. Announces Second Quarter 2003 Earnings Results

  "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended June 30, 2003 was $28,952,000 or $0.28 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $29,199,000 or $0.28 per diluted common share for the same period in 2002. On a sequential quarter basis, FFO per diluted common share remained the same compared to the previous quarter ended March 31, 2003.

In addition to FFO for the quarter ended June 30, 2003, the Company recognized a gain of $1,400,000 from the sale of joint venture real estate, which was recorded as equity in earnings of unconsolidated joint venture.

Net income per diluted share was $0.23 for the quarters ended June 30, 2003 and 2002. For the six months ended June 30, 2003, net income per diluted share was $0.46, down from $0.52 per diluted share in the first half of 2002, which included $0.06 gain from sale of real estate.

INVESTMENT ACTIVITY

On April 1, 2003, the Company obtained a 50% interest in a 60,000 rentable square foot shell building in Morgan Hill, California from the Berg Group under the Berg Land Holdings Option Agreement in connection with its joint venture with TBI. The joint venture financed 100% of the cost of the building. The shell building was sold and the Company recognized a gain of approximately $1.4 million.

On April 9, 2003, the Company acquired a 36 acre seven building campus style office/R&D project comprised of approximately 625,000 rentable square feet at San Tomas and Central Expressway in Santa Clara, California, which is adjacent to Nvidia Corporation's headquarters campus. The project was acquired for $110 million from an unrelated third party and financed with a combination of debt and cash reserves. The debt component is comprised of a new short term mortgage note with a commercial bank secured by the assets in the acquisition for the sum of $80 million at LIBOR plus 200 basis points and matures in April 2004. In addition, the Company utilized approximately $19.2 million of its operating line of credit with Cupertino National Bank in connection with this acquisition.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 108 properties totaling approximately 7.8 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA

        (In thousands, except share, per share and property data amounts)


                                                   Three Months        Three Months       Six Months        Six Months
                                                      Ended               Ended             Ended             Ended
                                                  June 30, 2003       June 30, 2002     June 30, 2003     June 30, 2002
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:

Rental revenues from real estate                    $33,194              $32,753           $64,626          $65,238(1)

Tenant reimbursements                                 4,990                4,875             9,565           10,201
Other income, including interest                        569                  278             1,303              774
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     38,753               37,906            75,494           76,213
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    1,891                1,921             3,410            4,196
Real estate taxes                                     3,440                3,003             6,515            6,060
Depreciation & amortization of real estate            5,397(2)             4,455             9,961(2)         8,811
General and administrative                              322                  370               680              804
Interest                                              4,356                2,362             7,761            4,633
Interest (related parties)                              256                  899               550            1,909
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     15,662               13,010            28,877           26,413
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests & equity in
earnings of unconsolidated joint venture             23,091               24,896            46,617           49,800
Equity in earnings of unconsolidated joint
venture                                               2,023                    -             2,760                -
                                                 -----------------    ---------------   ---------------   ---------------
Income before minority interests                     25,114               24,896            49,377           49,800
Minority interests                                   20,958               20,823            41,187           41,591
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  4,156                4,073             8,190            8,209
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
Gain from disposal of discontinued operations             -                    -                 -            1,017
Income attributable to discontinued operations            -                    -                 -               48
                                                 -----------------    ---------------   ---------------   ---------------
   Income from discontinued operations                    -                    -                 -            1,065
                                                 -----------------    ---------------   ---------------   ---------------

Net income to common stockholders                   $ 4,156              $ 4,073           $ 8,190          $ 9,274
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $20,958              $20,823           $41,187          $46,917
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.23                $0.23             $0.46            $0.47
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.23                $0.23             $0.46            $0.46
                                                 =================    ===============   ===============   ===============
Income per share from discontinued operations:
   Basic                                                  -                    -                 -            $0.06
                                                 =================    ===============   ===============   ===============
   Diluted                                                -                    -                 -            $0.06
                                                 =================    ===============   ===============   ===============
Net income per share to common stockholders:
   Basic                                              $0.23                $0.23             $0.46            $0.53
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.23                $0.23             $0.46            $0.52
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)      17,701,999         17,464,692        17,669,808        17,434,796
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock              17,762,773         17,902,853        17,728,638        17,878,483
(diluted)                                        =================    ===============   ===============   ===============
Weighted average O.P. units outstanding              86,498,064         86,163,983        86,504,837        86,181,702
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS

Funds from operations                                     $28,952            $29,199           $57,607           $58,632
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                       $  0.28            $  0.28           $  0.55           $  0.56
                                                 =================    ===============   ===============   ===============
Outstanding common stock                               17,739,691         17,467,329        17,739,691        17,467,329
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                                 86,498,064         86,161,346        86,498,064        86,161,346
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units & common stock
   outstanding (diluted)                              104,260,837        104,066,836       104,233,476       104,060,185
                                                 =================    ===============   ===============   ===============



                                                   Three Months        Three Months       Six Months        Six Months
                                                      Ended               Ended             Ended             Ended
FUNDS FROM OPERATIONS CALCULATION                 June 30, 2003       June 30, 2002     June 30, 2003     June 30, 2002
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                          $ 4,156             $ 4,073           $ 8,190           $ 9,273
Add:
     Minority interests (4)                          20,799              20,671            40,856            46,605
     Depreciation and amortization of real            5,397               4,455             9,961             8,857
estate
Less:
     Gain on sale of JV assets / assets               1,400                   -             1,400             6,103
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $28,952             $29,199           $57,607           $58,632
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs, amortization of commission and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months        Three Months       Six Months        Six Months
                                                      Ended               Ended             Ended             Ended
PROPERTY AND OTHER DATA:                          June 30, 2003       June 30, 2002     June 30, 2003     June 30, 2002
                                                 -----------------    ---------------   ---------------   ---------------
Total properties, end of period                          108                  100              108              100
Total square feet, end of period                   7,788,742            6,998,930        7,788,742        6,998,930
Average monthly rental revenue per square foot (5)    $ 1.73               $ 1.69           $ 1.73           $ 1.69
Average occupancy                                      81.5%                90.9%            82.6%            93.1%
Actual occupancy                                       80.2%                90.3%            80.2%            90.3%
Straight-line rent                                      $206                 $176            $ 450          ($ 605)
Capital expenditures                                    $756                 $217           $1,409             $358


BALANCE SHEET
                                                June 30, 2003       December 31, 2002
                                               -----------------   --------------------
Assets:
Land                                            $  276,405              $234,707
Buildings and improvements                         795,415(6)            726,581
                                               -----------------   --------------------
   Total investments in properties               1,071,820               961,288
Less accumulated depreciation                     (76,049)              (66,560)
                                               -----------------   --------------------
   Net investments in properties                   995,771               894,728
Investments in unconsolidated joint venture          2,159                     -
                                               -----------------   --------------------
   Net investments in real estate assets           997,930               894,728
Cash                                                 2,745                 4,479
Deferred rent                                       17,451                17,001
Other assets                                        13,477                13,198
                                               -----------------   --------------------
   Total assets                                 $1,031,603              $929,406
                                               =================   ====================

Liabilities:
Line of credit - related parties                $    4,185              $ 58,792
Revolving line of credit                            18,431                23,839
Loan payable                                             -                20,000
Mortgage notes payable                             302,352               125,062
Mortgage notes payable - related parties            10,923                11,078
Interest payable                                       335                   337
Security deposits                                   10,664                11,184
Prepaid rental income                               14,056                 9,876
Dividend/distribution payable                       25,017                24,951
Accounts payable and accrued expenses                4,672                 4,698
                                               -----------------   --------------------
   Total liabilities                               390,635               289,817

Minority interests                                 528,317               528,768

Stockholders' equity:
Common stock, $.001 par value                           18                    17
Paid in capital                                    130,429               128,295
Accumulated deficit                                (17,796)              (17,491)
                                               -----------------   --------------------
   Total stockholders' equity                      112,651               110,821
                                               -----------------   --------------------
   Total liabilities and stockholders' equity   $1,031,603              $929,406
                                               =================   ====================


(1) The Company recorded an adjustment of $1.4 million to establish a reserve relating to the recapture of straight-line revenues and other tenant related items for the quarter ended March 31, 2002.

(2)  Includes  approximately  $472 in amortization  expense from the adoption of
     Statement of Financial Accounting Standard ("SFAS") No. 141, "Business Combinations," which requires the purchase price allocation and amortization of the origination value and fair market value of the acquired leases associated with properties acquired after July 1, 2001.

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for unrelated third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.

(6) Effective January 1, 2003, the Company adopted SFAS No. 141, which was applied to the San Tomas Technology Park acquisition. The amount allocated, in accordance with SFAS No. 141, was approximately $11.2 million, which will be amortized over six years.